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                                                                    EXHIBIT 10.6

                                   SUBSIDIARY
                         COMMERCIAL SECURITY AGREEMENT


         This Commercial Security Agreement ("Agreement") is entered into effective as of the 20th day of June, 1997, by and between WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION, as Agent ("Secured Party") for the Banks from time to time a party to the Loan Agreement (as hereinafter defined) and ______ _______________________, a __________ corporation ("Debtor"). All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Third Amended and Restated Loan Agreement dated as of June 20, 1997 among Dailey Petroleum Services Corp., a Delaware corporation ("Borrower"), Secured Party and the Banks from time to time a party thereto (the Third Amended and Restated Loan Agreement as it may be amended, modified or restated from time to time and at any time being herein referred to as the "Loan Agreement").

         FOR VALUE RECEIVED, the receipt and sufficiency of which is hereby acknowledged, Debtor grants to Secured Party the security interest (and the pledges and assignments as applicable) hereinafter set forth and agrees with Secured Party as follows:

         A. OBLIGATIONS SECURED. The security interest and pledges and assignments as applicable granted hereby are to secure punctual payment and performance of the following: (i) the Revolving Credit Notes, and any and all extensions, renewals, modifications, increases and rearrangements thereof, (ii) all reimbursement obligations now existing or hereafter arising with respect to Letters of Credit issued by the Issuing Bank for the account of Borrower in accordance with the Loan Agreement, (iii) the Term Notes, and any and all extensions, renewals, modifications, increases and rearrangements thereof, (iv) the obligations of Debtor and/or Borrower to Secured Party and the Banks, or any one of them (including without limitation the Issuing Bank), under this Agreement, the Loan Agreement and the other Loan Documents and any and all amendments, supplements, modifications and restatements thereof and thereto, and (v) any and all other indebtedness, liabilities and obligations whatsoever of Debtor and/or Borrower to Secured Party and the Banks, or any one of them, whether direct or indirect, absolute or contingent, primary or secondary, due or to become due and whether now existing or hereafter arising, whether joint or several, or joint and several as created and evidenced by, and arising under, the Loan Agreement, the Notes and the other Loan Documents, and
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all renewals, extensions, increases, and rearrangements of such indebtedness, obligations or liabilities, including any and all amounts owing or which may hereafter become owing thereon or in connection therewith, including, without limitation, any and all amounts of principal, interest, attorneys' fees, costs of collection and other amounts owing thereunder (all of which are herein separately and collectively referred to as the "Obligations"). Debtor acknowledges that the security interest hereby granted shall secure all future advances as well as any and all other Obligations of Debtor and/or Borrower to Secured Party and the Banks, or any one of them, whether now in existence or hereafter arising.

         B. USE OF COLLATERAL. Debtor represents, warrants and covenants to Secured Party that the Collateral will be used by the Debtor primarily for business purposes.

         C. DESCRIPTION OF COLLATERAL. Debtor hereby grants to Secured Party on behalf of and for the ratable benefit of the Banks a security interest in all of the Debtor's present and after acquired personal property (and hereby pledges and assigns as applicable) and agrees that Secured Party shall continue to have a security interest in (and a pledge and assignment as applicable), in all of the Debtor's present and after acquired personal property, and without limiting the generality of the foregoing, in and to the following property, to wit:

                 All Accounts. All accounts, contract rights, rights to the payment of money including, but not limited to, tax refund claims, insurance proceeds, proceeds from tort claims and any rent payable due or to become due under any rent or lease contracts, now owned or existing as well as any and all that may hereafter arise or be acquired by Debtor, and all the proceeds and products thereof, including without limitation, all notes, drafts, acceptances, instruments and chattel paper arising therefrom, and all returned or repossessed goods arising from or relating to any such accounts, or other proceeds or products of any sale, lease, rental or other disposition of Debtor's inventory.

                 All Inventory. All of Debtor's inventory, including all goods, merchandise, raw materials, goods or work in process, finished goods and other tangible personal property, wheresoever located, now owned or hereafter acquired and held for sale, rent or lease or furnished or to be furnished under contracts for service or used or consumed in Debtor's business and all additions and accessions thereto and contracts with respect thereto and all documents of title evidencing or representing any part thereof, and all products and proceeds thereof.

                 All Equipment. All equipment of every nature and description whatsoever now owned or hereafter acquired by Debtor including all appurtenances and additions thereto and substitutions therefor, wheresoever located, including all tools, parts and accessories used in connection therewith. As used herein, the term "equipment" shall not include inventory as herein defined.

                 All Fixtures. All of Debtor's fixtures and appurtenances thereto, and such other goods, chattels, fixtures, equipment and personal property affixed or in any manner attached to the real estate and/or building(s) or structure(s), including all additions and accessions thereto and replacements thereof and articles in substitution therefor, howsoever attached or affixed, wherever located, including without limitation the locations described on Exhibit D.





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                 General Intangibles.  All general intangibles including, but not limited to, goodwill, engineering drawings and customer lists, and other personal property now owned or hereafter acquired by Debtor other than goods, accounts, chattel paper, documents and instruments.

                 Chattel Paper. All of Debtor's interest under chattel paper, lease agreements and other instruments or documents, whether now existing or owned by Debtor or hereafter arising or acquired by Debtor, evidencing both a debt and security interest in or lease of specific goods.

                 Instruments. All of Debtor's now owned or existing as well as hereafter acquired or arising instruments and documents.

                 Rental Agreements. Without limiting the foregoing, all of the Debtor's right, title and interest in and to the following whether now existing or hereafter arising or entered into: all agreements (the "Rental Agreements") entered into by Debtor, as lessor, for the lease, rental or conditional sale of inventory or equipment, or both, (together with all monies and claims for monies which may arise out of the Rental Agreements, all claims, rights, powers, privileges and remedies of Debtor thereunder and, to the extent not included in the foregoing, any and all proceeds of any and all of the foregoing).

                 Intellectual Property. Without limiting the foregoing, all of Debtor's now or hereafter acquired: (i) Copyrights, including, without limitation, those listed on Schedule I hereto, as it may be amended from time to time, (ii) Licenses, including, without limitation, those listed on Schedule II hereto, as it may be amended from time to time, (iii) Intellectual Property General Intangibles, (iv) Patents, including, without limitation, those listed on Schedule III hereto, as it may be amended from time to time, (v) Trademarks, including, without limitation, those listed on Schedule IV hereto, as it may be amended from time to time, (vi) Trade Secrets, including, without limitation, those related to the Products listed on Schedule V hereto, as it may be amended from time to time, and (vii) all products and Intellectual Property Proceeds (including, without limitation, insurance proceeds) of, and additions, improvements and accessions to, and books and records describing or used in connection with, any and all of the foregoing property.

         The term "Collateral" as used in this Agreement shall mean and include, and the security interest (and pledge and assignment as applicable) shall cover, all of the property described in this paragraph C, as well as any accessions, additions and attachments thereto and the proceeds and products thereof, including without limitation, all cash, general intangibles, accounts, inventory, equipment, fixtures, notes, drafts, acceptances, securities, instruments, chattel paper, insurance proceeds payable because of loss or damage, or other property, benefits or rights arising therefrom, and in and to all returned or repossessed goods arising from or relating to any of the property described herein or other proceeds of any sale, rental, lease or other disposition of such property.

         As additional security for the punctual payment and performance of the Obligations, and as part of the Collateral, Debtor hereby grants to Secured Party a security interest in, and a pledge and assignment of, all of Debtor's right, title and interest in and to any and all money, property, deposit accounts, accounts, securities, documents, chattel paper, claims, demands, instruments, items or deposits now held or hereafter coming within Secured Party's custody or control, including without limitation, all certificates of deposit and other depository accounts, whether such have matured or the exercise of





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Secured Party's rights results in loss of interest or principal or other penalty on such deposits, but excluding deposits subject to tax penalties if assigned and excluding deposits of F.I.C.A. and federal withholding taxes. Without prior notice to or demand upon the Debtor (except as otherwise provided in the Loan Agreement), Secured Party may exercise its rights granted above at any time when an event of default has occurred and is continuing. Secured Party's rights and remedies under this paragraph shall be in addition to and cumulative of any other rights or remedies of Secured Party provided in the Loan Agreement or any of the other Loan Documents or otherwise afforded at law and equity including, without limitation, any rights of setoff to which Secured Party may be entitled.

         All terms not otherwise defined herein or defined in the Loan Agreement and which are defined in the Uniform Commercial Code adopted in the State of Texas in effect on the date of execution hereof, shall have the meaning ascribed to them in the Uniform Commercial Code adopted in the State of Texas in effect as of the date of execution hereof and set forth in any amendment to the Uniform Commercial Code adopted in the State of Texas to become effective after the date of execution hereof.

         D. REPRESENTATIONS, WARRANTIES AND COVENANTS OF DEBTOR. Debtor represents and warrants as follows:

         1. Ownership; No Encumbrances. The Debtor is, and as to any property acquired after the date hereof which is included within the Collateral, Debtor will be, the owner of such Collateral free and clear of all security interests, charges, adverse claims, encumbrances, liens and rights of any and every nature whatsoever except for (a) the security interests (and pledges and assignments, as applicable) granted hereby, and (b) the Permitted Liens. Schedules I through V attached hereto accurately describe all material Copyright registrations, applications for Copyright registrations, Licenses, Patents, and applications for Patents and Trademarks owned by Debtor, except those filed in foreign jurisdictions which are not yet recorded in Debtor's central records.

         2. No Financing Statements. There is no financing statement or similar filing now on file in any public office covering all or any part of the Collateral, and Debtor will not execute and there will not be on file in any public office any such financing statement or similar filing except (i) the financing statements filed or to be filed in favor of Secured Party or (ii) financing statements that evidence Permitted Liens, and (iii) the filing of this Agreement or a representation hereof with the United States Patent and Trademark Office, the United States Copyright Office, and any similar office or agency.

         3. Accuracy of Information. All information furnished by Debtor to Secured Party concerning Debtor, the Collateral and the Obligations, or otherwise for the purpose of obtaining or maintaining credit, is or will be at the time the same is furnished, accurate and complete in all material respects.

         4. Authority. Debtor has full right and authority to execute and perform its obligations under this Agreement and to create the security interest (and pledges and assignment as applicable) created by this Agreement. The making and performance by Debtor of this Agreement will not violate any articles or certificates of incorporation, bylaws or similar document respecting Debtor, any provision of law, any order of court or governmental agency, or any indenture or other agreement to which Debtor is a party, or by which Debtor or any of the Collateral is bound, or be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under any such indenture





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or other agreement, or result in the creation or imposition of any charge, lien, security interest, claim or encumbrance of any and every nature whatsoever upon the Collateral, except as contemplated by this Agreement.

         5. Addresses. The address of Debtor designated on the signature page hereof is Debtor's place of business, if Debtor has only one place of business; Debtor's chief executive office, if Debtor has more than one place of business and the location where Debtor keeps all of its books and records with respect to any accounts. Debtor agrees not to change such address without advance written notice to Secured Party.

         6.      Possession of Collateral; Locations.

                 (a) To the best of Debtor's knowledge, the Debtor has possession and control of its inventory, fixtures and equipment, except for (i) inventory rented, leased, subleased, consigned for sale or rental, sold by conditional sale or on demonstration to any customer or sales agent in the ordinary course of the Debtor's business, (ii) inventory or equipment in transit in the ordinary course of the Debtor's business, (iii) inventory, equipment or fixtures under repair or maintenance by parties other than the Debtor, (iv) inventory and equipment in the possession of persons who are providing specialized fabrication of component parts in the ordinary course of the Debtor's business and (v) equipment and fixtures at store points and sales locations owned or leased by Debtor and leased or subleased to third parties or otherwise not occupied by the Debtor.

                 (b) To the best of Debtor's knowledge, the list attached hereto as Exhibit "A" accurately and completely describes all current locations of any and all inventory and equipment owned by Debtor except for the inventory and equipment described in the foregoing subclauses 6(a)(i) through (v).

                 (c) All of Debtor's equipment and fixtures that are based in the United States of America, Canada, Venezuela, and Scotland will be located at all times in Eligible Jurisdictions (except for equipment and fixtures described in subclauses 6(a)(ii), 6(a)(iii), and 6(a)(iv) above which, to the extent they are not located in Eligible Jurisdictions, shall at no time constitute a material portion of the Debtor's equipment and fixtures based in the United States of America, Canada, Venezuela and Scotland). The term "Eligible Jurisdictions" means at any time with respect to any Collateral (i) the jurisdictions listed on Exhibit B attached hereto or, if any state designated on Exhibit B as a "Non-Central Filing State", the counties or parishes listed on Exhibit B, and (ii) any other jurisdiction in the United States of America, Canada, Venezuela, and Scotland in which Collateral is located so long as Debtor delivers to Secured Party written notice that Collateral is, or is to be, located in that jurisdiction within sufficient time to permit Secured Party to continue its security interest in such Collateral on a continuous basis and Debtor provides to Secured Party financing statements or other documents reasonably required by Secured Party to perfect a first priority security interest (subject only to Permitted Liens) in such Collateral.

         7. Labor Standards Compliance. Debtor and each of its Subsidiaries has produced all goods in compliance in all material respects with the terms and requirements of the Fair Labor Standards Act of 1938 (29 U.S.C.
Section 201 et seq.), as amended.





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         E.      GENERAL COVENANTS.  Debtor covenants and agrees as follows:

         1. Operation of the Collateral. Debtor agrees to maintain and use the Collateral solely in the conduct of its own business. All Collateral will be maintained in a careful and proper manner, and in conformity in all material respects with all applicable material permits or licenses. Debtor shall comply in all respects with all applicable statutes, laws, ordinances and regulations, if failure to so comply could reasonably be expected to have a Material Adverse Effect. Debtor shall not use the Collateral in any unlawful manner or for any unlawful purposes (if use in an unlawful manner or for an unlawful purpose could reasonably be expected to have a Material Adverse Effect), or in any manner or for any purpose that would expose the Collateral to unusual risk (taking into account the nature of the oil and gas drilling business), or to penalty, forfeiture or capture, or that would render void, inoperative or unenforceable any insurance in connection with the Collateral. Notwithstanding the foregoing, it is understood and agreed that (i) the Collateral is used in the oil and gas drilling business, (ii) a portion of the inventory is located in foreign countries which present risk of political expropriation, civil unrest or other upheaval, (iii) certain of Debtor's sales agents in foreign countries may be or could become undercapitalized and involve inherent credit risk and (iv) Debtor's inventory of rental tools is not covered by insurance.

         2. Condition. Debtor shall maintain, service and repair the Collateral so as to keep it in good working order and condition in all material respects. Debtor shall replace within a reasonable time all parts that may be worn out, lost, destroyed or otherwise rendered unfit for use, with appropriate replacement parts except that tools which, in the ordinary course of its business, Debtor determines to be worn out or obsolete may be sold as scrap. Debtor shall obtain and maintain in good standing at all times all applicable material permits, licenses, registrations and certificates relating to the Collateral in all material respects.

         3. Assessments. Debtor shall promptly pay when due all taxes, assessments, license fees, registration fees, and governmental charges levied or assessed against Debtor or with respect to the Collateral or any part thereof except for those being contested in good faith by appropriate proceedings and against which Debtor has set up adequate reserves in accordance with GAAP.

         4. No Encumbrances. Debtor agrees not to suffer or permit any charge, lien, security interest, adverse claim or encumbrance of any and every nature whatsoever against the Collateral or any part thereof except for (a) the security interest in favor of Secured Party granted herein, and (b) Permitted Liens.

         5. No Transfer. Except as otherwise provided herein or in the Loan Agreement with respect to inventory, Debtor shall not, without the prior written consent of Secured Party, sell, assign, transfer, lease, charter, encumber, pledge, mortgage, hypothecate or dispose of the Collateral, or any part thereof, or interest therein, or offer or contract to do any of the foregoing except for (i) sales and dispositions of Collateral which is worn out, obsolete or not necessary to Debtor's operations and which occur in the ordinary course of Debtor's business, (ii) Debtor may transfer inventory and related support equipment to its Affiliates in the ordinary course of business for use in foreign countries, as long as Debtor is in compliance with paragraph D6(c) hereof, and (iii) Debtor may from time to time hereafter sell inventory in the ordinary course of business on terms and may then sell any promissory note or other instrument accepted in payment (and any letter of credit or other





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collateral therefor) at such discount from face amount as Debtor may agree.
Debtor agrees to notify Secured Party promptly upon the sale of a store point or sales location, such notice to include the aggregate sales price and a copy of the applicable sales agreement(s) and related documents.

         6. Notices and Reports. To the extent not previously performed pursuant to Section 6.8 of the Loan Agreement Debtor shall promptly notify Secured Party in writing of any change in the name, identity or structure of Debtor, any charge, lien, security interest, claim or encumbrance asserted against the Collateral (other than Permitted Liens). Debtor shall promptly notify Secured Party of any additions or changes to Schedules I through V hereto. Debtor shall furnish such other reports, information and data regarding the Collateral and such other matters as Secured Party may reasonably request from time to time. Secured Party is authorized to file at any time and from time to time one or more financing statements, continuation statements, filings with the United States Patent and Trademark Office, United States Copyright Office, and other similar office or agency, or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interests, pledges, assignments and other rights granted to Secured Party hereunder.

         7. Landlord's Waivers. Debtor shall furnish, at Debtor's sole cost and expense, to Secured Party, if requested, landlord's waivers of all liens with respect to any Collateral covered by this Agreement that is or may be located upon leased premises, such landlord's waivers to be in such form and upon such terms as are reasonably acceptable to Secured Party.

         8. Additional Filings. Debtor agrees to execute and deliver such financing statement or statements, or amendments thereof or supplements thereto, or other documents as Secured Party may from time to time reasonably require in order to comply with the Texas Uniform Commercial Code (or other applicable state law of the jurisdiction where any of the Collateral is located) and the laws of the United States of America and to preserve, protect and, if necessary, perfect the Secured Party's rights to the Collateral.

         9. Protection of Collateral. Secured Party, at its option, at anytime after the occurrence and during the continuance of an event of default, but without any obligation whatsoever to do so, may (a) discharge taxes, claims, charges, liens, security interests, assessments or other encumbrances of any and every nature whatsoever (other than Permitted Liens) at any time levied, placed upon or asserted against the Collateral, or any portion thereof,
(b) place and pay for insurance on the Collateral, or any portion thereof, to the extent such insurance is required by the Loan Agreement, including insurance that only protects Secured Party's interest, (c) pay for the repair, improvement, testing, maintenance and preservation of the Collateral, or any portion thereof, (d) pay any filing, recording, registration, licensing or certification fees or other fees and charges related to the Collateral, or any portion thereof, or (e) take any other action to preserve and protect the Collateral, or any portion thereof, and Secured Party's rights and remedies under this Agreement as Secured Party may deem necessary or appropriate.
Debtor agrees that Secured Party shall have no duty or obligation whatsoever to take any of the foregoing actions. Debtor agrees to promptly reimburse Secured Party upon demand for any payment made or any expense incurred by the Secured Party pursuant to this authorization. These payments and expenditures, together with interest thereon from date incurred until paid by Debtor accruing at a rate equal to the lesser of (i) the Default Rate





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and (ii) the Maximum Rate, which Debtor agrees to pay, shall constitute additional Obligations and shall be secured by and entitled to the benefits of this Agreement.

         10. Inspection. Debtor shall permit Secured Party by or through any of its officers, agents, attorneys or accountants, to inspect and examine the Collateral, or any portion thereof, wherever located, and to examine and make copies and abstracts from Debtor's books and records.

         11. Insurance. For so long as no event of default has occurred and is continuing, any proceeds of insurance with respect to Collateral may be paid to Debtor, provided that if any such payment exceed $250,000, Debtor covenants to use such proceeds to repair or replace the Collateral, or to pay the same to Secured Party to be applied to payment of the Obligations, and Debtor shall provide to Secured Party such evidence and assurance of such use as Secured Party may require; provided, however, that if an event of default has occurred and is continuing, all proceeds of insurance with respect to Collateral shall be paid to Secured Party. Upon the occurrence and during the continuance of an event of default (i) Secured Party is hereby authorized to act as attorney for Debtor in obtaining, adjusting, settling and canceling such insurance and endorsing any drafts or instruments, (ii) Secured Party shall be authorized to apply the proceeds from any insurance to the Obligations secured hereby, and (iii) Debtor specifically authorizes Secured Party to disclose information from the policies of insurance to prospective insurers regarding the Collateral.

         12. Further Assurances. Debtor shall do, make, procure, execute and deliver all such additional and further acts, things, deeds, interests and assurances as Secured Party may reasonably require from time to time to protect, assure and enforce Secured Party's rights and remedies granted under this Agreement.

         F. ADDITIONAL PROVISIONS REGARDING ACCOUNTS. The following provisions shall apply to all accounts included within the Collateral:

         1. Definitions. The term "account," as used in this Agreement, shall have the same meaning as set forth in the Uniform Commercial Code of Texas in effect as of the date of execution hereof, and as set forth in any amendment to the Uniform Commercial Code of Texas to become effective after the date of execution hereof, and also shall include, but shall not be limited to, all present and future notes, instruments, documents, general intangibles, drafts, acceptances and chattel paper of Debtor, and the proceeds thereof.

         2. Additional Warranties. The Debtor will maintain its accounts receivable in a manner consistent with normal business practices, including normal terms and conditions for payment, for companies engaged in similar operations in similar jurisdictions. Debtor represents and warrants as to each and all of its accounts as follows: (a) substantially all of Debtor's accounts arise out of a bona fide sale or lease of goods delivered to, or out of and for services actually rendered by Debtor to, the account debtor named in the account; and (b) Debtor is the owner thereof free and clear of any charges, liens, security interests, adverse claims and encumbrances of any and every nature whatsoever except Permitted Liens.

         3. Collection of Accounts. Secured Party shall have the right at any time after the occurrence and during the continuance of an event of default, in its own name or in the





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
name of the Debtor to require Debtor forthwith to transmit all proceeds of collection of accounts to Secured Party, to notify any and all account debtors to make payments of the accounts directly to Secured Party, to demand, collect, receive, receipt for, sue for, compound and give acquittal for, any and all amounts due or to become due on the accounts and to endorse the name of the Debtor on all commercial paper given in payment or part payment hereof, and in Secured Party's discretion to file any claim or take any other action or proceeding that Secured Party may deem necessary or appropriate to protect and preserve and realize upon the accounts and related Collateral. Unless and until Secured Party elects to collect accounts, and the privilege of Debtor to collect accounts is revoked by Secured Party in writing, Debtor shall continue to collect accounts. In order to assure collection of accounts in which Secured Party has a security interest (or pledge or assignment as applicable) hereunder, Secured Party may at any time after the occurrence and during the continuance of an event of default notify the post office authorities to change the address for delivery of mail addressed to Debtor to such address as Secured Party may designate, and to open and dispose of such mail and receive the collections of accounts included herewith. Secured Party shall have no duty or obligation whatsoever to collect any account, or to take any other action to preserve or protect the Collateral; however, should Secured Party elect to collect any account or take possession of any Collateral, Debtor releases Secured Party from any claim or claims for loss or damage arising from any act or omission in connection therewith, including, without limitation, any claim or claims for loss or damage arising, in whole or in part, from any negligent act or omission of Secured Party, its officers, directors, employees, agents, successors or assigns, except for the Secured Party's gross negligence or willful misconduct.

         4. Identification and Assignment of Accounts. At any time after the occurrence and during the continuation of an event of default and upon the written request of Secured Party, Debtor shall take such action and execute and deliver such documents as Secured Party may reasonably request in order to identify, confirm, mark, segregate and assign accounts and to evidence Secured Party's interest in same. Without limitation of the foregoing, upon the written request of Secured Party, Debtor agrees to assign accounts to Secured Party, identify and mark accounts as being subject to the security interest (or pledge or assignment as applicable) granted hereby, mark Debtor's books and records to reflect such assignments, and forthwith to transmit to Secured Party in the form as received by Debtor any and all proceeds of collection of such accounts. The provisions of this paragraph F.4 are in addition to, and do not limit, the provisions of paragraph H.2 of this Security Agreement.

         5. Account Reports. Debtor will deliver to Secured Party written reports in form and content satisfactory to Secured Party, with respect to accounts and such other information as set forth in the Loan Agreement or as Secured Party may request from time to time.

         G. ADDITIONAL PROVISIONS REGARDING INVENTORY. The following provisions shall apply to all inventory included within the Collateral:

         1. Revenue Producing Assets Reports. Upon Secured Party's request, Debtor will deliver to Secured Party the written report setting forth a description of the Revenue Producing Assets of the Borrower and their respective values (on an original cost basis) and their respective locations. Debtor shall immediately notify Secured Party of any matter affecting the Revenue Producing Assets which creates a Material Adverse Effect.





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         2.      Use of Inventory.  Unless and until the privilege of Debtor to use inventory in the ordinary course of Debtor's business is revoked by Secured Party upon the occurrence and during the continuance of an event of default, Debtor may use the inventory in any manner not inconsistent with this Agreement, may sell or lease that part of the Collateral consisting of inventory provided that all such sales and leases are in the ordinary course of business, and may use and consume any raw materials or supplies that are necessary in order to carry on Debtor's business. A sale in the ordinary course of business does not include a transfer in partial or total satisfaction of a debt.

         3. Accounts as Proceeds. All accounts that are proceeds of the inventory included within the Collateral shall be subject to all of the terms and provisions hereof pertaining to accounts.

         4. Protection of Inventory. Debtor shall take all action necessary to protect and preserve the inventory in all material respects.

         H. ADDITIONAL PROVISIONS REGARDING CHATTEL PAPER. The following provisions shall apply to chattel paper and similar property included within the Collateral:

         1. Representations and Warranties. Debtor represents and warrants to Secured Party that: (a) Debtor is the owner of all inventory or has a perfected first and prior security interest or lien on any such inventory, except for the rights of any party to whom the inventory was sold, rented or leased ("Customer"), any security interests or liens thereon in favor of Secured Party and Permitted Liens; and (b) all chattel paper and any and all documents related thereto are genuine and in all respects what they purport to be and arise out of bona fide sales, rentals or leases of goods sold, rented or leased; and (c) the Debtor will maintain its chattel paper in a manner consistent with normal business practices, including normal terms and conditions for payment, for companies engaged in similar operations in similar jurisdictions.

         2. Legend. Within five (5) Business Days from the date of execution hereof, Debtor (a) shall cancel and strike through any and all legends placed on the chattel paper and any documents relating thereto declaring a security interest in favor of any creditor (other than Secured Party), and (b) shall stamp, imprint or type in bold print and in a conspicuous place on all chattel paper with Debtor as the lessor and each document relating thereto the following legend:

         "THIS CHATTEL PAPER IS SUBJECT TO A SECURITY INTEREST IN FAVOR OF WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION, AS AGENT FOR THE BENEFIT OF THE BANKS (AS SUCH TERM IS DEFINED IN THAT CERTAIN THIRD AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JUNE 20, 1997, AMONG DAILEY PETROLEUM SERVICES, CORP., THE FINANCIAL INSTITUTIONS A PARTY THERETO FROM TIME TO TIME (THE "BANKS"), AND THE AGENT, AS THE SAME MAY BE AMENDED OR RESTATED AT ANY TIME)."

Debtor shall immediately stamp, print or type such legend in bold and in a conspicuous place on all chattel paper hereafter made with Debtor as lessor. Without limiting the right of inspection granted to Secured Party elsewhere in this Agreement, Debtor shall permit

Secured Party by or through any of its officers, agents, attorneys or accountants, to visit the offices of Debtor and inspect and examine the chattel paper, or any portion thereof, all at reasonable times during normal business hours upon reasonable advance notice, or at the option of Secured Party, to require Debtor to deliver to Secured Party copies of any or all such chattel paper, all in order to assure compliance with the covenants in this subparagraph 2.

         3. Assignment of Perfected Interests. In the event Debtor files or causes to be filed or recorded any financing statement or similar filing to perfect its security interest or lien in any of the inventory, Debtor shall reflect on such filing the assignment of such security interest to Secured Party or at the election of Secured Party, Debtor shall execute and deliver to Secured Party assignments of any such financing statements which Secured Party may record, at the expense of Debtor.

         4. Location of Chattel Paper. Debtor shall keep all chattel paper and related records at its executive office located at the address of Debtor set forth on the signature page of the Loan Agreement and shall not relocate any of such chattel paper or related records without the prior written consent of Secured Party.

         I. ADDITIONAL PROVISIONS REGARDING RENTAL AGREEMENTS AND SIMILAR COLLATERAL. The following provisions shall apply to all Rental Agreements included within the Collateral:

         1. General Representations and Warranties. Debtor represents and warrants to Secured Party that Debtor has full right, power and authority to assign its interest in the Rental Agreements and Debtor has not assigned or granted a security interest in any of the Rental Agreements to anyone other than Secured Party, and (b) Debtor's interest in the Rental Agreements is not subject to any claim, setoff, lien, deduction or encumbrance of any nature, except Permitted Liens.

         2. Retention of Obligations. Neither this assignment nor any action or actions on the part of Secured Party shall constitute an assumption of any obligation on the part of Secured Party under the Rental Agreements and Debtor shall continue to be liable for all obligations thereunder, Debtor hereby agreeing to perform each and all of its obligations under the Rental Agreements and to indemnify and hold Secured Party free and harmless from and against any loss, costs, liability or expense (including but not limited to reasonable attorneys' fees, the allocated costs of staff counsel and accountants' fees) resulting from any failure of Debtor to so perform.

         3. Rights to Assume Upon Event of Default. On or after the occurrence and during the continuance of an event of default, Secured Party may, but shall not be obligated to, assume all of the rights and obligations of Debtor under any or all of the Rental Agreements. Debtor agrees that it will, upon the request of Secured Party from time to time and at any time after an event of default has occurred and is continuing, execute and deliver such documents and instruments as Secured Party or its counsel may deem necessary or desirable to effect the assignment of said Rental Agreements to Secured Party or its nominee. Such assumption, however, shall not relieve Debtor of its obligations under the Rental Agreements, and Debtor shall remain liable for all costs and expenses incurred in connection with the performance of its obligations under the Rental Agreements. If Secured Party shall pay the unpaid amounts due under any Rental Agreement, Secured Party shall thereupon be subrogated to all the Debtor's rights against the contracting party with respect to such payment. Under no circumstances shall Secured Party be deemed by any party to have assumed Debtor's rights and obligations under a Rental Agreement unless and until such written notice is delivered to the lessee thereunder in accordance with the foregoing.

         4. Protection of Rights. Secured Party shall have the right at any time after the occurrence and during the continuance of an event of default (but shall have no obligation) to take in its name or in the name of Debtor or otherwise such action as Secured Party may at any time or from time to time determine to be necessary to cure any default under the Rental Agreements or to protect the rights of Debtor or Secured Party thereunder. Secured Party shall incur no liability to Debtor if any action taken by Secured Party or on its behalf in good faith pursuant to this Agreement shall prove to be in whole or in part inadequate or invalid. Debtor agrees to hold Secured Party free and harmless from and against any loss, cost, liability or expense (including but not limited to reasonable attorney's fees and expenses) to which Secured Party may be exposed, or that Secured Party may incur, in exercising any of its rights under this Agreement except for any such losses, costs, liabilities or expenses incurred as a result of the Secured Party's gross negligence or willful misconduct.

         5. Power of Attorney. Debtor hereby irrevocably constitutes and appoints Secured Party its true and lawful attorney-in-fact in Debtor's name or in Secured Party's name or otherwise, upon the occurrence and during the continuation of an event of default, to enforce, all rights of Debtor under the Rental Agreements, and, or, to transfer the Rental Agreements to Secured Party pursuant to paragraph 3 of this Section I. It is hereby recognized that the power of attorney herein granted is coupled with an interest and shall not be revocable.

         6. Disposition. Debtor will not enter into any other security agreement covering the Collateral and will not permit any other financing statement covering the same to be on file so long as any of the Obligations remain unpaid, except any such security agreement or financing statement in favor of Secured Party. Except as provided in clause (iii) of paragraph E.5 of this Agreement, Debtor will not sell or offer to sell or transfer any Rental Agreements or rights under Rental Agreements as long as the Obligations remain unpaid.

         7. Maintenance of Rental Agreements. Debtor, at its expense, shall perform and observe all terms and provisions of the Rental Agreements to be performed and observed by it, maintain the Rental Agreements in full force and effect and enforce the Rental Agreements in accordance with their terms where Debtor's failure to do any such item would have a Material Adverse Effect. Debtor will give Secured Party access to copies of all notices, requests and other documents received by Debtor under or pursuant to the Rental Agreements. Debtor shall not, without the prior written consent of Secured Party, cancel or terminate the Rental Agreements, or consent to or accept any cancellation or termination thereof, amend or otherwise modify the Rental Agreements in any manner, give any consent, waiver or approval thereunder or waive any default under or breach of any Rental Agreements except (in any such event) in the ordinary course of Debtor's business.

         8. Receipt of Proceeds in Trust by Debtor. In the event Debtor shall receive any moneys, income, payments or benefits attributable or accruing to the Rental Agreements, Debtor will hold the same in trust for Secured Party and will not commingle the same with any other property or moneys of Debtor and will promptly deliver the same to Secured Party in the form received, such sums to be applied toward the payment of the principal balance of the Obligations, or, in Secured Party's sole discretion, released to Debtor; provided, however, that Debtor may retain, use, commingle, and dispose of any moneys received before the occurrence and during the continuance of an event of default from payment of any moneys, income, payments or benefits attributable to the Rental Agreements for any lawful corporate purpose and such moneys shall not constitute part of the moneys held in trust.

         9. Form of Rental Agreements. All Rental Agreements will be in substantially the form previously delivered to Secured Party or in such other form or forms reasonably acceptable to the Secured Party. Debtor shall not enter into any Rental Agreements prohibiting their assignability.

         10. Collection of Accounts and General Intangibles. In addition to the foregoing, without assuming any rights or obligations under any of the Rental Agreements, Secured Party shall have the right in its own name or in the name of the Debtor, after the occurrence and during the continuance of an event of default, to require Debtor forthwith to transmit all proceeds of Rental Agreements not otherwise received in trust hereunder to Secured Party, to notify any and all parties to said Rental Agreements to make payments thereunder directly to Secured Party, to demand, collect, receive, receipt for, sue for, compound and give acquittal for, any and all amounts due or to become due thereunder and to endorse the name of Debtor on all commercial paper given in payment or part payment thereof, and in Secured Party's discretion to file any claim or take any other action or proceeding that Secured Party may deem necessary or appropriate to protect and preserve and realize upon the Rental Agreements. Secured Party shall have no duty or obligation whatsoever to collect any amounts under the Rental Agreements, or to take any other action to preserve or protect the Rental Agreements; however, should Secured Party elect to collect any amounts under the Rental Agreements or take any other action to protect or preserve same, Debtor releases Secured Party from any claim or claims for loss or damage arising from any act or omission in connection therewith, except for Secured Party's gross negligence or willful misconduct BUT INCLUDING, WITHOUT LIMITATION, ANY CLAIMS ARISING OUT OF OR RELATING TO, IN WHOLE OR IN PART, THE NEGLIGENT ACTS OR OMISSION OF SECURED PARTY.

         J.      ADDITIONAL PROVISIONS REGARDING INTELLECTUAL PROPERTY.

         1. Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the following meanings:

                 "Copyrights" means all of the following now or hereafter owned by Debtor: (i) all copyright in any original work of authorship fixed in any tangible medium of expression, now known or later developed, (ii) all registrations and applications for registration of any such copyright in the United States or any other country or political subdivision, including, without limitation, registrations, recordings, supplemental registrations and applications in the United States Copyright Office, and (iii) the right to sue for past, present and future infringement of the foregoing.

                 "Copyright License" means any written agreement executed or to be executed by Debtor granting any right to any third party under any Copyright now or hereafter owned by Debtor, or granting any right to Debtor under any Copyright now or hereafter owned by any third party.

                 "Intellectual Property General Intangibles" means all intangible intellectual or other similar property of Debtor of any kind or nature now owned or hereafter acquired by Debtor, including without limitation, inventions, designs, Patents, Copyrights, Licenses, Trademarks and associated goodwill, Trade Secrets, confidential or proprietary technical and business information, know-how, improvements, technical developments, know-how or other data or information, software, databases and related documentation, registrations, franchises, and all other intellectual or other similar property rights not otherwise described above.

                 "License" means any Patent License, Trademark License, Copyright License or other intellectual property license as to which Debtor is a party.

                 "Patent License" means any written agreement executed or to be executed by Debtor granting to any third party any right to practice any invention disclosed and claimed in a Patent, now or hereafter owned by Debtor, or granting to Debtor any right to practice any invention disclosed and claimed in a Patent, now or hereafter owned by any third party.

                 "Patents" means all of the following now or hereafter owned by
Debtor: (i) all extant letters patent of the United States or any other country or political subdivision, all registrations and recordings thereof, and all applications for letters patent of the United States or any other country or political subdivision, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or any other country or political subdivision, (ii) all reissues, continuations, divisions, continuations-in-part or extensions thereof, (iii) all inventions disclosed and claimed therein, including the right to make, use and or sell the inventions disclosed and claimed therein, and (iv) the right to sue for past, present and future infringement of the foregoing.

                 "Intellectual Property Proceeds" means any consideration received by Debtor from the sale, exchange, lease or other disposition of any asset or property which constitutes Collateral, any value received as a consequence of the possession of any Collateral and any payment received from any insurer or other person or entity as a result of the destruction, loss, theft or other involuntary conversion of whatever nature of any asset or property which constitutes Collateral, any claim of Debtor which constitutes Collateral, any claim of Debtor against third parties (i) for past, present or future infringement of any Patent or Patent License, or (ii) for past, present or future infringement or dilution of any Trademark or Trademark License or for injury to the goodwill associated with any Trademark or Trademark licensed under any Trademark License, or (iii) for past, present or future infringement of any Copyright or Copyright License, and any and all other amounts from time to time to time paid or payable under or in connection with any of the Collateral.

                 "Trademark License" means any written agreement executed or to be executed by Debtor granting to any third party any right to use any Trademark now or hereafter owned by Debtor, or granting to Debtor any right to use any Trademark now or hereafter owned by any third party.

                 "Trademarks" means all of the following now or hereafter owned by Debtor: (i) all trademarks, service marks, trade names, corporate names, company names, indicia, business source identifiers, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature all of the type for which exclusive rights may be provided under the laws of the applicable jurisdiction, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office, any State of the United States or any other country or any political subdivision thereof, (ii) all goodwill associated therewith arising in or relating to the ordinary course of business of Debtor, (iii) all extensions or renewals thereof, and (iv) the right to sue for past, present and future infringement of the foregoing.

                 "Trade Secrets" means all trade secrets and other confidential or proprietary technical and business information, now or hereinafter owned by Debtor, including, without limitation, manufacturing processes, formulas, compositions, data and other technical information and know-how all of the type for which exclusive rights may be provided under the laws of the applicable jurisdiction, relating to the products listed on Schedule V hereto, as it may be amended from time to time, and any improvements thereon or changes thereto.

         2. Trademark. Debtor (either itself or through licensees) will, for each Trademark material to the conduct of Debtor's business, (i) continue to use such Trademark on each and every trademark class of goods applicable to its current line of products and/or services as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for nonuse, (ii) maintain the quality of products and services offered under such Trademark, (iii) employ such Trademark with the notice of application or Federal registration as the case may be, (iv) not use such Trademark in violation of any third-party rights and
(v) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such Trademark may become abandoned or invalidated.

         3. Patent. Debtor (either itself or through licensees) will, for each Patent, not do any act, or omit to do any act, whereby any Patent which is material to the conduct of Debtor's business may become invalidated or dedicated, and shall continue to mark any products covered by a Patent with the relevant patent number as required by the patent laws.

         4. Copyright. Debtor (either itself or through licensees) will, for each work covered by a Copyright, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as required under the copyright laws.

         5. Notification. Debtor shall notify Secured Party immediately if it knows or has reason to know that any Patent, Trademark or Copyright material to the conduct of its business may become abandoned or dedicated, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any Proceeding in the United States Patent and Trademark office, United States Copyright Office or any court) regarding such ownership of any such material Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same.

         6. Filings. In no event shall Debtor, either itself or through any agent, employee, licensee or designee, file an application for any Patent, Trademark or Copyright with the United States Patent and Trademark Office, United States Copyright Office or any similar office or agency in the United States of America or any state thereof or enter into a License, unless it timely executes, delivers and files for record, at its expense, in the United States Patent and Trademark Office, the United States Copyright Office, or similar office or agency of the United States of America or any state thereof, as applicable, notice of this security interest in the form attached hereto as Exhibit "C" or an equivalent thereof ("Notice of Security Interest"). Debtor, at Debtor's expense, shall execute, deliver and file for record from time to time at Secured Party's request, but not more often than annually, (a) Notice of Security Interest in the United States Patent and Trademark Office and the Library of Congress, as appropriate, to evidence and perfect this security interest in each Patent, application for Patent, Trademark, application or registration of Trademark, Patent License and Trademark License, provided no such Notice of Security Interest in favor of Secured Party is on file with such Office or Library, and (b) Notice of Security Interest in the United States Copyright Office to evidence and perfect this security interest in each Copyright, Copyright License and application or registration of Copyright, provided no such Notice of Security Interest in favor of Secured Party is on file with such Office. Each Notice of Security Interest shall completely and accurately describe such Collateral and shall otherwise fully comply with the rules of the respective offices in which they are filed. Upon request of Secured Party, Debtor shall execute and deliver any and all other agreements, instruments, documents, financing statements or amendments or supplements thereto, notices of security interest and papers as Secured Party may reasonably request to evidence and perfect Secured Party's security interest in any such Patent, Trademark, Copyright or License, and the goodwill and general intangibles of Debtor relating thereto or represented thereby, and Debtor hereby constitutes Secured Party its attorney-in-fact upon the occurrence and during the continuance of an event of default to execute and file such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable until the Obligations are paid in full.

         7. Maintenance. Debtor will take all necessary steps that are consistent with the general practice of companies in the Debtor's industry in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any similar office or agency, to maintain and pursue each application material to the conduct of Debtor's business relating to the Patents, Trademarks and/or Copyrights (and to obtain the relevant grant or registration) and to maintain each registration material to the conduct of Debtor's business of the Patents, Trademarks and Copyrights including, without limitation, filing of application for renewal, affidavits of use, affidavits of incontestability and maintenance fees, and, where appropriate, to initiate opposition, interference and cancellation proceedings against third parties.

         8. Infringement, Misappropriation or Dilution. In the event that any Collateral consisting of a Patent, Trademark or Copyright material to the conduct of Debtor's business is believed infringed, misappropriated or diluted by a third party, Debtor shall notify Secured Party within fifteen (15) days after it learns thereof and shall, if consistent with good business practice, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as are appropriate under the circumstances to protect such Collateral.

         9. Validity. To the best of Debtor's knowledge, each of the Patents, Trademarks, Copyrights and Licenses which are material to the Debtor's business are valid and enforceable and the Debtor has notified the Secured Party in writing of all prior licenses, conveyances and transfers thereof (including public uses and sales within one year of the date hereof) of which it is aware and which are in effect and of all suits pending, or litigation threatened of which the Debtor has actual knowledge which relate in any way to the Patents, Trademarks, Copyrights and Licenses that are material to the Debtor's business.

         K. EVENTS OF DEFAULT. For purposes of this Agreement, the terms "default" and "event of default" shall mean a "Default" and "Event of Default," respectively, as each of those terms are defined in the Loan Agreement.

         L. REMEDIES. Upon the occurrence of and during the continuance of an event of default, Secured Party, at its option, shall be entitled to exercise any one or more of the remedies set forth in the Loan Agreement, any of the other Loan Documents, any afforded at law or in equity and any of the following remedies (all of which are cumulative):

         1. Remedies. Secured Party shall have all of the rights and remedies provided for in this Agreement, in the Loan Agreement and in any of the other Loan Documents, the rights and remedies in the Uniform Commercial Code of Texas, or to the extent the laws of states other than Texas would apply, then any rights and remedies provided by the laws of those jurisdictions, and any and all of the rights and remedies at law and equity, all of which shall be deemed cumulative. Without limiting the generality of the foregoing, Debtor agrees that Secured Party shall have the right to (a) require Debtor to assemble the Collateral, or any portion thereof, and make it available to Secured Party at a place designated by Secured Party that is reasonably convenient to both parties, which Debtor agrees to do; (b) take possession of the Collateral, or any portion thereof, with or without process of law, and, in this connection, enter any premises where the Collateral, or any portion thereof, is located to remove same, to render it unusable, or to dispose of same on such premises; (c) sell, lease or otherwise dispose of the Collateral, or any portion thereof, by public or private proceedings, for cash or credit, without assumption of credit risk and Secured Party may conduct one or multiple sales of such Collateral, or any portion thereof, without limiting, releasing or affecting the right of Secured Party to conduct other sales with respect to the remaining Collateral; and/or (d) collect and receipt for, compound, compromise, and settle, and give releases, discharges and acquittances with respect to, any and all amounts owned by any person or entity with respect to the Collateral, or any portion thereof. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party will send Debtor reasonable notice of the time and place of any public sale or of the time after which any private sale or other disposition will be made. Any requirement of reasonable notice to Debtor shall be met if such notice is mailed, first class mail, postage prepaid, to Debtor at the address of Debtor designated at the beginning of this Agreement, at least ten (10) days before the day of any public sale or at least ten (10) days before the time after which any private sale or other disposition will be made.

         2. Appointment of Secured Party as Attorney-in-Fact. Debtor irrevocably appoints Secured Party and any officer or agent thereof, with a full power of substitution, as its true and lawful attorney-in-fact to take any and all appropriate action in Secured Party's discretion and to execute any and all documents and instruments which Secured

Party may deem necessary and desirable to accomplish the purpose of this Agreement, including without limitation, to bring suit to enforce or defend any of the Intellectual Property General Intangibles; to demand, collect, recover and give receipts with respect to any sums due under any of the Collateral and to receive, endorse and collect any drafts, instruments or documents of title with respect to any Collateral, to remove any Collateral from the property owner, encumbrancer or other person having an interest in the property where any Collateral is located, and in connection therewith, Secured Party is authorized to show a copy of this Agreement to such person as evidence of Debtor's appointment of Secured Party as Debtor's agent and lawful attorney-in-fact and of Debtor's authorization to allow Secured Party to remove any collateral from said property. This power of attorney is a power coupled with an interest and shall be irrevocable.

         3. Expenses. Debtor shall be liable for and agrees to pay the reasonable expenses incurred by Secured Party in enforcing its rights and remedies, in retaking, holding, testing, repairing, improving, selling, leasing or disposing of the Collateral, or any portion thereof, or like expenses, including, without limitation, attorneys' fees and out-of-pocket legal expenses incurred by Secured Party. These expenses, together with interest thereon from the date incurred until paid by Debtor at the Default Rate, which Debtor agrees to pay, shall constitute additional Obligations and shall be secured by and entitled to the benefits of this Agreement.

         4. Proceeds; Surplus; Deficiencies. Proceeds received by Secured Party from disposition of the Collateral, or any portion thereof, shall be applied toward Secured Party's expenses and other Obligations in such order or manner as Secured Party may elect. Debtor shall be entitled to any surplus if one results after lawful application of the proceeds. To the extent not prohibited by applicable laws, Debtor shall remain liable for any deficiency.

         5. Remedies Cumulative. The rights and remedies of Secured Party are cumulative and the exercise of any one or more of the rights or remedies shall not be deemed an election of rights or remedies or a waiver of any other right or remedy. Secured Party may remedy any default and may waive any default without waiving the default remedied or without waiving any other prior or subsequent default.

         M.      OTHER AGREEMENTS.

         1.      Savings Clause.  The usury savings clause provided in Section
11.6 of the Loan Agreement is incorporated by reference into this Agreement and is made a part hereof for all purposes; it being agreed that all rights and remedies of Secured Party hereunder are subject to and entitled to the benefit of the terms of such usury savings clause.

         2. WAIVERS. DEBTOR AND ANY MAKER, ENDORSER, GUARANTOR, SURETY OR OTHER PARTY LIABLE IN ANY CAPACITY RESPECTING THE OBLIGATIONS HEREBY WAIVE DEMAND, NOTICE OF INTENTION TO ACCELERATE, NOTICE OF ACCELERATION, NOTICE OF NONPAYMENT, PRESENTMENT, PROTEST, NOTICE OF DISHONOR AND ANY OTHER SIMILAR NOTICE WHATSOEVER. THE DEBTOR HEREBY WAIVES ALL RIGHTS TO RECEIVE FROM THE SECURED PARTY OR THE BANKS A COPY OF ANY FINANCING STATEMENT OR FINANCING CHANGES STATEMENT FILED, OR

ANY VERIFICATION STATEMENT RECEIVED, AT ANY TIME IN RESPECT OF THIS AGREEMENT.

         3. Severability. Any provision hereof found to be invalid by courts having jurisdiction shall be invalid only with respect to such provision (and then only to the extent necessary to avoid such invalidity). The offending provision shall be modified to the maximum extent possible to confer upon Secured Party the benefits intended thereby. Such provision as modified and the remaining provisions hereof shall be construed and enforced to the same effect as if such offending provision (or portion thereof) had not been contained herein, to the maximum extent possible.

         4. Use of Copies. Any carbon, photographic or other reproduction of this Agreement or any financing statement signed by Debtor is sufficient as a financing statement for all purposes, including without limitation, filing in any state as may be permitted by the provisions of the Uniform Commercial Code of such state; provided, however, Secured Party agrees to omit from any copy or reproduction of this Agreement to be filed for record in any public office the portion of Schedule III which lists and describes pending applications for letters patent, it being understood, however, that Secured Party may file, or cause to be filed, notices of security interest with the United States Patent and Trademark Office and attach thereto descriptions of any pending applications for letters patent.

         5. Relationship to Other Agreements. This Security Agreement and the security interests (and pledges and assignments as applicable) herein granted are in addition to (and not in substitution, novation or discharge of) any and all prior or contemporaneous security agreements, security interests, pledges, assignments, liens, rights, titles or other interests in favor of Secured Party or assigned to Secured Party by others in connection with the Obligations. All rights and remedies of Secured Party in all such agreements are cumulative, but in the event of actual conflict in terms and conditions, the terms and conditions of this Agreement shall govern and control; provided, however, in the event of any conflict between the terms and conditions of this Agreement and the Loan Agreement, the terms and conditions of the Loan Agreement shall govern and control.

         6. Notices. Any notice or demand given by Secured Party to Debtor in connection with this Agreement, the Collateral or the Obligations shall be given in accordance with Section 11.8 of the Loan Agreement.

         7. Headings and Gender. Paragraph headings in this Agreement are for convenience only and shall be given no meaning or significance in interpreting this Agreement. All words used herein shall be construed to be of such gender or number as the circumstances require.

         8. Amendments. Neither this Agreement nor any of its provisions may be changed, amended, modified, waived or discharged orally, but only by an instrument in writing signed by the party against whom enforcement of the change, amendment, modification, waiver or discharge is sought.

         9. Continuing Agreement. The security interest (and pledges and assignments as applicable) hereby granted and all of the terms and provisions in this Agreement shall be deemed a continuing agreement. They shall continue in full force and effect and remain effective between the parties until the earlier of (a) the expiration of four (4) years after repayment in full of all Obligations, or (b) the repayment in full of all Obligations and the giving by Debtor of ten (10) days' written notice of revocation of this Agreement.

         10. Binding Effect. The provisions of this Security Agreement shall be binding upon the heirs, personal representatives, successors and assigns of Debtor and the rights, powers and remedies of Secured Party hereunder shall inure to the benefit of the successors and assigns of Secured Party; provided, however, nothing herein contained shall permit Debtor to assign, transfer or convey any or all of the Collateral in violation of the terms of this Agreement or the Loan Agreement.

         11. Release of Certain Collateral. Secured Party hereby agrees that in the event Debtor hereafter acquires fixed assets subject to a purchase money Lien or purchase money security interest which is a Permitted Lien to secure indebtedness permitted by Section 6.1(iii) of the Loan Agreement and the security agreement pursuant to which Debtor grants such Lien or security interest prohibits the Secured Party's lien in such fixed assets, then the security interest granted herein in such fixed assets and the proceeds thereof shall terminate and be of no further force and effect; provided, however, that at such time no default or event of default then exists and that upon payment in full of the indebtedness secured by such purchase money Lien or such purchase money security interest, the security interest created hereby in such fixed assets shall automatically be reinstated with full force and effect. Secured Party hereby agrees to execute such partial release forms as may be reasonably required from time to time by the lender or lenders who are entitled to such purchase money Lien or purchase money security interest in accordance with this Section M.11.

         12. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCEPT TO THE EXTENT (A) PROCEDURAL AND SUBSTANTIVE MATTERS RELATING ONLY TO THE PERFECTION OR FORECLOSURE OF LIENS AND ENFORCEMENT OF RIGHTS AND REMEDIES AGAINST THE COLLATERAL ARE GOVERNED BY THE LAWS OF ANY APPLICABLE JURISDICTION OTHER THAN THE STATE OF TEXAS, AND (B) THAT THE LAWS OF THE UNITED STATES OF AMERICA INCLUDING, WITHOUT LIMITATION, THE NATIONAL BANK ACT, AND ANY RULES, REGULATIONS OR ORDERS ISSUED OR PROMULGATED UNDER SUCH LAWS APPLICABLE TO THE AFFAIRS AND TRANSACTIONS ENTERED INTO BY SECURED PARTY AND THE BANKS, OTHERWISE PREEMPT TEXAS, OR OTHER STATE LAW, IN WHICH EVENT SUCH FEDERAL LAW SHALL CONTROL.

         13. SUBMISSION TO JURISDICTION. WITH RESPECT TO ANY AND ALL DISPUTES ARISING HEREUNDER, UNDER THE OTHER LOAN DOCUMENTS, OR UNDER ANY OF THE OTHER INSTRUMENTS AND DOCUMENTS EXECUTED IN CONNECTION HEREWITH OR THEREWITH NOT SETTLED, OR SUBJECT TO ARBITRATION, PURSUANT TO THE ARBITRATION PROGRAM REFERENCED IN SECTION M.14 HEREOF, THE DEBTOR HEREBY IRREVOCABLY AND
UNCONDITIONALLY:

                 (A) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND ANY DOCUMENT TO WHICH IT IS A PARTY, OR FOR RECOGNITION AND

ENFORCEMENT OF ANY JUDGMENT IN RESPECT OF ANY THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF TEXAS, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF TEXAS, AND APPELLATE COURTS FROM ANY THEREOF;

                 (B) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS, AND WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

                 (C) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM AND MAIL), POSTAGE PREPAID, TO IT AT ITS ADDRESS SPECIFIED ON THE SIGNATURE PAGE HEREOF; AND

                 (D) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

         14.     ARBITRATION.

                 (a) Arbitration. Upon the demand of any party, any Dispute shall be resolved by binding arbitration (except as set forth in (e) below) in accordance with the terms of this Agreement. A "Dispute" shall mean any action, dispute, claim or controversy of any kind, whether in contract or tort, statutory or common law, legal or equitable, now existing or hereafter arising under or in connection with, or in any way pertaining to, any of the Loan Documents, or any past, present or future extensions of credit and other activities, transactions or obligations of any kind related directly or indirectly to any of the Loan Documents, including without limitation, any of the foregoing arising in connection with the exercise of any self-help, ancillary or other remedies pursuant to any of the Loan Documents. Any party may by summary proceedings bring an action in court to compel arbitration of a Dispute. Any party who fails or refuses to submit to arbitration following a lawful demand by any other party shall bear all costs and expenses incurred by such other party in compelling arbitration of any Dispute.

                 (b) Governing Rules. Arbitration proceedings shall be administered by the American Arbitration Association ("AAA") or such other administrator as the parties shall mutually agree upon in accordance with the AAA Commercial Arbitration Rules. All Disputes submitted to arbitration shall be resolved in accordance with the Federal Arbitration Act (Title 9 of the United States Code), notwithstanding any conflicting choice of law provision in any of the Loan Documents. The arbitration shall be conducted at a location in Texas selected by the AAA or other administrator. If there is any inconsistency between the terms hereof and any such rules, the terms and procedures set forth herein shall control. All statutes of limitation applicable to any Dispute shall apply to any arbitration proceeding. All discovery activities shall be expressly limited to matters directly relevant to the Dispute being arbitrated. Judgment upon any award rendered in an arbitration may be entered in any court having jurisdiction; provided however, that nothing contained herein shall be deemed to be a waiver by any party that is a bank of the protections afforded to it under 12 U.S.C.
Section 91 or any similar applicable state law.

                 (c) No Waiver; Provisional Remedies, Self-Help and Foreclosure. No provision hereof shall limit the right of any party to exercise self-help remedies such as setoff, foreclosure against or sale of any real or personal property collateral or security, or to obtain provisional or ancillary remedies, including without limitation injunctive relief, sequestration, attachment, garnishment or the appointment of a receiver, from a court of competent jurisdiction before, after or during the pendency of any arbitration or other proceeding. The exercise of any such remedy shall not waive the right of any party to compel arbitration hereunder.

                 (d) Arbitrator Qualifications and Powers; Awards. Arbitrators must be active members of the Texas State Bar with expertise in the substantive laws applicable to the subject matter of the Dispute. Arbitrators are empowered to resolve Disputes by summary rulings in response to motions filed prior to the final arbitration hearing. Arbitrators (i) shall resolve all Disputes in accordance with the substantive law of the state of Texas, (ii) may grant any remedy or relief that a court of the state of Texas could order or grant within the scope hereof and such ancillary relief as is necessary to make effective any award, and (iii) shall have the power to award recovery of all costs and fees, to impose sanctions and to take such other actions as they deem necessary to the same extent a judge could pursuant to the Federal Rules of Civil Procedure, the Texas Rules of Civil Procedure or other applicable law. Any Dispute in which the amount in controversy is $5,000,000 or less shall be decided by a single arbitrator who shall not render an award of greater than $5,000,000 (including damages, costs, fees and expenses). By submission to a single arbitrator, each party expressly waives any right or claim to recover more than $5,000,000. Any Dispute in which the amount in controversy exceeds $5,000,000 shall be decided by majority vote of a panel of three arbitrators; provided however, that all three arbitrators must actively participate in all hearings and deliberations.

                 (e) Judicial Review. Notwithstanding anything herein to the contrary, in any arbitration in which the amount in controversy exceeds $25,000,000, the arbitrators shall be required to make specific, written findings of fact and conclusions of law. In such arbitrations (i) the arbitrators shall not have the power to make any award which is not supported by substantial evidence or which is based on legal error, (ii) an award shall not be binding upon the parties unless the findings of fact are supported by substantial evidence and the conclusions of law are not erroneous under the substantive law of the state of Texas, and (iii) the parties shall have in addition to the grounds referred to in the Federal Arbitration Act for vacating, modifying or correcting an award the right to judicial review of (A) whether the findings of fact rendered by the arbitrators are supported by substantial evidence, and (B) whether the conclusions of law are erroneous under the substantive law of the state of Texas. Judgment confirming an award in such a proceeding may be entered only if a court determines the award is supported by substantial evidence and not based on legal error under the substantive law of the state of Texas.

                 (f) Miscellaneous. To the maximum extent practicable, the AAA, the arbitrators and the parties shall take all action required to conclude any arbitration proceeding within 180 days of the filing of the Dispute with the AAA. No arbitrator or other party to an arbitration proceeding may disclose the existence, content or results thereof, except for disclosures of information by a party required in the ordinary course of its business, by applicable law or regulation, or to the extent necessary to exercise any judicial review rights set forth herein. If more than one agreement for arbitration by or between the parties potentially applies to a Dispute, the arbitration provision most directly related to the Loan Documents or the subject matter of the Dispute shall control. This arbitration provision shall survive termination, amendment or expiration of any of the Loan Documents or any relationship between the parties.

         15. NO ORAL AGREEMENTS. THIS WRITTEN AGREEMENT, THE NOTES, THE OTHER LOAN DOCUMENTS, AND THE INSTRUMENTS AND DOCUMENTS EXECUTED IN CONNECTION HEREWITH, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         EXECUTED this 20TH day of June, 1997.


                                        DEBTOR:



                                        ----------------------------------------


                                        By
                                          -------------------------------------
                                        Name: David T. Tighe
                                        Title: Vice President


                                        Address:

                                        2507 N. Frazier
                                        Conroe, Texas  77303


                                        SECURED PARTY:

                                        WELLS FARGO BANK (TEXAS),
                                        NATIONAL ASSOCIATION, as Agent for
                                        the Banks



                                        By
                                          -------------------------------------
                                        Name: Theodore M. Nowak
                                        Title: Vice President


                                        Address:

                                        1000 Louisiana
                                        Houston, Texas  77002